Exhibit 99.1

FORWARD SHARE PURCHASE AGREEMENT

dated as of January 26, 2018

between

HOULIHAN LOKEY, INC.

and

ORIX HLHZ HOLDING LLC

i

FORWARD SHARE PURCHASE AGREEMENT

This Forward Share Purchase Agreement, dated as of January 26, 2018 (this “Agreement”), is made between Houlihan Lokey, Inc., a Delaware Corporation (the “Company”), and ORIX HLHZ Holding LLC, a Delaware limited liability company (“ORIX”).

WHEREAS, the Company intends to offer and sell shares of Class A common stock of the Company, par value $0.001 (the “Class A Common Stock”), in an underwritten registered offering (the “Follow-on Offering”) pursuant to the Company’s shelf registration statement (No. 333- 221057) on Form S-3, filed with the U.S. Securities and Exchange Commission on October 20, 2017;

WHEREAS, the parties hereto acknowledge that the Follow-on Offering shall be an “Underwritten Offering” at ORIX’s request pursuant to the Registration Rights Agreement, dated as of August 18, 2015, between the Company and ORIX;

WHEREAS, as a consequence of such Underwritten Offering, pursuant to the Registration Rights Agreement, dated as of August 18, 2015 between the Company and the HL Management Stockholders (as defined therein), the HL Management Stockholders have the right to and will participate in the Underwritten Offering; and

WHEREAS, ORIX wishes to sell to the Company, and the Company wishes to purchase from ORIX, on the terms and subject to the conditions set forth in this Agreement, shares of Class B Common Stock of the Company held by ORIX (the “Forward Transaction”).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Article 1

SALE AND PURCHASE

1.1 Sale and Purchase. On the terms and subject to the conditions set forth in this Agreement, at Settlement (as defined below), ORIX shall sell and transfer to the Company, and the Company shall purchase from ORIX, a number of shares of Class B Common Stock (the “Purchased Shares”) corresponding to the total number of shares of Class A Common Stock sold by the Company pursuant to the underwriting agreement to be entered into by and among the Company, certain selling stockholders party thereto and each of the underwriters party thereto in connection with the Follow-on Offering (the “Underwriting Agreement”). For the avoidance of doubt, the number of Purchased Shares shall include the number of shares of Class A Common Stock sold by the Company pursuant to the base Follow-On Offering (such shares the “Base Purchased Shares”), as well as the number of any shares of Class A Common Stock sold by the Company upon the underwriters’ exercise of a “greenshoe” option (if any such option is granted) to purchase additional shares (a “Greenshoe Exercise,” and any such shares “Greenshoe Purchased Shares”).

1.2 Purchase Price and Dividend Amount.

(a) The price for each Purchased Share shall be the per share price to be paid by the underwriters to the Company pursuant to the Underwriting Agreement for each share of Class A Common Stock net of all underwriting compensation, discounts, fees and commissions payable by the Company to the underwriters in connection with the Follow-on Offering, if any (the “Per Share Purchase Price”), subject to adjustments in accordance with Section 1.2(b) below;

(b) The Per Share Purchase Price shall be reduced by the amount (the “Dividend Amount”) equal to 100% of the gross cash dividend per Purchased Share (if any) paid by the Company to the holders of record of Purchased Shares on any record date during the period from, and including, the closing of the Follow-on Offering, and ending on, and excluding, the Settlement Date (such period, the “Dividend Period”) for the Dividend Period. The amount of the ‘gross cash dividend’ shall be determined without reduction on account of withholding or deduction of any taxes. Such reduction shall occur on the earlier of the payment date of such dividend or the Settlement Date.

(c) The aggregate purchase price (the “Purchase Price”) for the Purchased Shares shall equal to the Per Share Purchase Price, adjusted in accordance with Section 1.2(b), times the number of Purchased Shares delivered on the Settlement Date.

1.3 Transfer of Purchased Shares; Escrow. Concurrently with the execution and delivery of the Underwriting Agreement, the Company, ORIX and Comerica Bank (the “Escrow Agent”) shall enter into an escrow agreement, substantially in the form attached hereto as Exhibit A (the “Escrow Agreement”), pursuant to which:

(a) (i) On the closing date of the Follow-on Offering, ORIX shall deliver to the Escrow Agent one or more certificates representing the Base Purchased Shares along with duly executed stock powers related thereto, and (ii) on any Greenshoe Closing Date (as defined below), ORIX shall deliver to the Escrow Agent one or more certificates representing the Greenshoe Purchased Shares related to such Greenshoe Exercise, along with duly executed stock powers related thereto and (iii) at Settlement, the Escrow Agent shall deliver any such certificates representing the Purchased Shares to the Company, all in accordance with the Escrow Agreement; and

(b) (i) On the closing date of the Follow-on Offering, the Company shall deposit an amount of the Purchase Price equal to the product of the Per Share Purchase Price and the number of Base Purchased Shares into an escrow account under the name of the Company with ORIX as a beneficiary (the “Company Escrow Account”), (ii) on any Greenshoe Closing Date, the Company shall transfer an amount of the Purchase Price equal to product of the Per Share Purchase Price and the number of Greenshoe Purchased Shares related to such Greenshoe Exercise, into the Company Escrow Account, (iii) during the Dividend Period, upon delivery of a Dividend Adjustment Notice (as such term is defined in the Escrow Agreement) jointly by ORIX and the Company, the Escrow Agent shall transfer the amount equal to the Dividend Amount from the Company Escrow Account to an account designated by the Company, and (iv) at Settlement, the Escrow Agent shall transfer the Purchase Price, adjusted in accordance with

Section 1.2(b), from the Company Escrow Account to an account designated by ORIX, all in accordance with the Escrow Agreement.

1.4 Greenshoe Exercise. The Company shall notify ORIX of any Greenshoe Exercise, the number of Greenshoe Purchased Shares related to such Greenshoe Exercise, and the scheduled settlement date for such Greenshoe Exercise (a “Greenshoe Closing Date”) as soon as reasonably practicable.

1.5 Settlement. The Settlement of the Forward Transaction (the “Settlement”) shall be held at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue New York, NY 10017 on April 5, 2018, subject to the satisfaction or waiver of the conditions set forth in Section 1.6 below (the date on which the Settlement actually occurs is referred to herein as the “Settlement Date”). At Settlement:

(a) the Escrow Agent shall release to the Company the certificates representing the Purchased Shares, free and clear of all liens, claims, security interests and other encumbrances (collectively, “Encumbrances”), together with all documentation reasonably necessary to transfer to the Company the right, title and interest in such Purchased Shares; and

(b) the Escrow Agent shall release to ORIX by wire transfer of immediately available funds an amount in U.S. dollars corresponding to the aggregate Purchase Price, adjusted in accordance with Section 1.2(b), for the Purchased Shares delivered at Settlement.

1.6 Conditions to Settlement.

(a) The obligation of ORIX to sell the Purchased Shares to the Company and the obligation of the Company to purchase and pay for the Purchased Shares on the Settlement Date are subject to the consummation of the Follow-on Offering, with ORIX having approved in writing the number of shares of Class A Common Stock sold by the Company to the underwriters and the price per share of such sale, in each case in the Follow-on Offering, such approval to be evidenced by the execution and delivery by ORIX of the Escrow Agreement.

Article 2

REPRESENTATIONS AND WARRANTIES OF ORIX

ORIX hereby makes the following representations and warranties to the Company:

2.1 Existence and Solvency. ORIX has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware. ORIX is solvent and has no assets or operations other than holding the common stock of the Company. ORIX USA Corporation, a Delaware corporation and the indirect parent company of ORIX, is solvent.

2.2 Power and Authority. ORIX has the full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation of the transaction contemplated hereby has been duly and validly taken.

2.3 Authorization. This Agreement has been duly authorized, executed and delivered by or on behalf of ORIX and constitutes a valid and binding agreement of ORIX enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

2.4 Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

2.5 No Conflicts. The execution, delivery and performance by ORIX of this Agreement will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which ORIX is a party or by which ORIX is bound, (b) result in any violation of the provisions of the organizational documents of ORIX or

(c) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (a) and

(c) above, for any such conflict, breach, violation or default that would not materially and adversely affect the sale of the Purchased Shares and the consummation of any other transaction herein contemplated.

2.6 Title and Delivery.

(a) As of the date hereof and immediately prior to the delivery of the Purchased Shares at the Settlement, ORIX is, and will be, the sole legal and beneficial owner of, and holds, and will hold, good and valid title to the Purchased Shares, free and clear of all Encumbrances except as described or incorporated by reference into the prospectus for the Follow-On Offering.

(b) ORIX agrees that it will convey the Purchased Shares, and on any date that it delivers such Purchased Shares, represents that it has conveyed, good title to the Purchased Shares it is required to deliver, free from (i) any lien, charge, claim or other encumbrance (other than, if applicable, a lien routinely imposed on all securities by the relevant clearance system) and any other restrictions whatsoever, including any restrictions under applicable securities laws (other than any such restrictions arising as a result of the fact that (A) the Company is the issuer of the Purchased Shares or (B) ORIX may be considered an “affiliate”, as such term is used in Rule 144, of the Company), (ii) any and all restrictions that any sale, assignment or other transfer of such Purchased Shares be consented to or approved by any person or entity, including without limitation any obligor thereon, (iii) any limitation on the type or status, financial or otherwise, of any purchaser, pledgee, assignee or transferee of the Purchased Shares, (iv) any requirement of the delivery of any certificate, approval, consent, agreement, opinion of counsel, notice or any other document of any person or entity to any obligor on or any registrar or transfer agent for, the Purchased Shares, prior to the sale, pledge, assignment or other transfer of the Purchased Shares, and (v) any registration or qualification requirement or prospectus delivery requirement for the Purchased Shares pursuant to applicable securities laws (other than any such restrictions arising as a result of the fact that (A) the Company is the issuer of the Purchased Shares or (B) ORIX may be considered an “affiliate”, as such term is used in Rule 144, of the Company), all except as described or incorporated by reference into the prospectus for the Follow-On Offering.

(c) In furtherance and not in limitation of the foregoing, ORIX represents and warrants to, and agrees with, the Company that it has, or will have at the time of delivery of the Purchased Shares to the Company, the right to transfer the Purchased Shares as provided herein, and that upon the payment by the Company of the Purchase Price for the Purchased Shares and the delivery of the certificates representing the Purchased Shares re-registered in the name of the Company, and assuming the Company has no notice of any adverse claim to the Purchased Shares, the Company will be a “protected purchaser” (within the meaning of Section 8-303 of the of the New York Uniform Commercial Code) of the Purchased Shares.

Article 3

REPRESENTATIONS AND WARRANTIES OF THE

COMPANY

The Company hereby makes the following representations and warranties to ORIX:

3.1 Existence. The Company has been duly organized and is validly existing and in good standing under the laws of the State of Delaware.

3.2 Power and Authority. The Company has the full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation of the transaction contemplated hereby has been duly and validly taken.

3.3 Authorization. This Agreement has been duly authorized, executed and delivered by or on behalf of the Company, including authorization by a committee of the board of directors of the Company consisting of independent directors who are not affiliated with ORIX, and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

3.4 Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

3.5 No Conflicts. The execution, delivery and performance by the Company of this Agreement will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, (b) result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries or

(c) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (a) and

(c) above, for any such conflict, breach violation or default that would not materially and adversely affect the purchase of the Purchased Shares and the consummation of any other transaction herein contemplated.

Article 4

MISCELLANEOUS

4.1 Termination. This Agreement may be terminated prior to the Settlement by either Party if the Follow-On Offering has not closed by March 31, 2018.

4.2 Further Assurances. Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors, and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary to effectively carry out the purposes of this Agreement.

4.3 Survival. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the termination of this Agreement.

4.4 Amendments and Waivers. No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

4.5 Binding Effect. Except as otherwise expressly provided herein, this Agreement shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and all other persons hereafter that become a party hereto. No rights or obligations hereunder may be assigned by any party hereto without the written consent of the other party. Any attempted transfer or assignment by either party of its rights and obligations under this Agreement, without the consent of the other party, shall be null and void.

4.6 Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes any and all prior or contemporaneous agreements or understandings between the parties hereto pertaining to the subject matter hereof. This Agreement is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

4.7 Severability. In the event that any provision of this Agreement as applied to any party or to any circumstance, shall be adjudged by a court to be void, unenforceable or inoperative as a matter of law, then the same shall in no way affect any other provision in this Agreement, the application of such provision in any other circumstance or with respect to any other party, or the validity or enforceability of this Agreement as a whole.

4.8 Counterparts. This Agreement may be executed in any number of multiple counterparts, each of which shall be deemed to be an original (including signatures delivered via facsimile or electronic mail) and all of which shall constitute one agreement, binding on all parties hereto. The parties hereto may deliver this Agreement by facsimile or by electronic mail and each party shall be permitted to rely on the signatures so transmitted to the same extent and effect as if they were original signatures.

4.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF).

4.10 Consent to Jurisdiction. With respect to any demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation by or before any governmental authority or any federal, state, local, foreign or international arbitration or mediation tribunal (the “Action”) arising out of or relating to this Agreement or any transaction contemplated hereby each of the parties hereto hereby irrevocably (i) submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York (the “Selected Courts”) and waives any objection to venue being laid in the Selected Courts whether based on the grounds of forum non conveniens or otherwise and hereby agrees not to commence any such Actions other than before the Selected Court; provided, however, that a party may commence any Action in a court other than a Selected Courts solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (ii) consents to service of process in any Action by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Company at its address referred to in Section 4.11; provided, however, that nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; and (iii) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AND AGREES THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY ACTION WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

4.11 Notices. Any notice, consent, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be (a) delivered personally to the party or to an officer of the party to whom the same is directed, or (b) sent by facsimile or other electronic or digital transmission method (including e-mail), or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to ORIX, to:

ORIX USA Corporation

1717 Main Street – Suite 10100

Dallas, TX 75201

Attention: Ron Barger, General Counsel

E-mail: Ron.Barger@orix.com

If to the Company:

Houlihan Lokey, Inc.

10250 Constellation Blvd

Los Angeles, CA 90067

Attention: J. Lindsey Alley, Chief Financial Officer

Christopher Crain, General Counsel

E-mail: LAlley@HL.com / CCrain@HL.com

or to such other address as such party may from time to time specify in writing to the other party hereto. Any such notice shall be deemed to be delivered, given and received for all purposes as of: (i) the date so delivered, if delivered personally, (ii) upon receipt, if sent by facsimile or other electronic or digital transmission method (including e-mail), or (iii) on the date of receipt or refusal indicated on the return receipt, if sent by registered or certified mail, return receipt requested, postage and charges prepaid and properly addressed.

4.12 Certain Rules of Construction. To the fullest extent permitted by law, the parties hereto intend that any ambiguities shall be resolved without reference to which party may have drafted this Agreement. All Section or subsection titles or other captions in this Agreement are for convenience only, and they shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Unless the context otherwise requires: (a) a term has the meaning assigned to it; (b) “or” is not exclusive; (c) words in the singular include the plural, and words in the plural include the singular; (d) provisions apply to successive events and transactions; (e) “herein,” “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision; (f) “include” or “including” shall be deemed to be followed by “without limitation” or “but not limited to” whether or not they are followed by such phrases or words of like import; (g) all references to “Sections” or “subsections” refer to Sections or subsections of this Agreement; and (h) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms.

[Signature Page Follows]

In witness whereof, the parties have caused this Forward Share Purchase Agreement to be executed and delivered as of the date first above written.

HOULIHAN LOKEY, INC.

By	/s/ Christopher Crain
Name: Christopher Crain
Title: General Counsel

ORIX HLHZ HOLDING LLC

By	/s/ Paul Wilson
Name: Paul Wilson
Title: Chief Financial Officer

In witness hereof, ORIX USA Corporation hereby acknowledges this Forward Share Purchase Agreement and agrees to cause ORIX to perform its obligations hereunder.

ORIX USA Corporation

By	/s/ Paul Wilson
Name: Paul Wilson
Title: Chief Financial Officer